                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Alaska Communications Systems Holdings, Inc. on Form S-4 of our reports dated March 24, 1999 and March 25, 1999 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Portland, Oregon
July 2, 1999